Disposal group held for sale (Net inflow of cash and cash equivalents in respect of the disposal of a subsidiary) (Detail) - Disposal groups classified as held for sale [member] ¥ in Thousands	12 Months Ended
Dec. 31, 2019 CNY (¥)
Disclosure of disposal group held for sale [line items]
Cash consideration received	¥ 525
Cash and bank balances disposed of	(28,208)
Net inflow of cash and cash equivalents in respect of the disposal of a subsidiary	¥ (27,683)